BENHAM ARIZONA INTERMEDIATE MUNI FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     5/31/98

                                     Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                   P                  ERV              N            T
                 ---------------------------------------------------------

One Year          $1,000.00       $1,071.90          1.000000      7.19%

Five Year

Ten Year

Inception *       $1,000.00       $1,301.10          4.136893      6.57%

TR = Total return for period      TR=(ERV/P)-1         30.11%

 *Date of Inception:                        4/11/94

                      BENHAM ARIZONA INTERMEDIATE MUNI FUND
                                YIELD CALCULATION
                                    5/31/98

                                    Formula: YIELD = 2[(A-B/C*D+1)^6-1]

              A     = Investment income earned during the period
              B     = Expenses accrued for the period (net of reimbursements)
              C     = The average daily number of shares outstanding during the period that were entitled to receive dividends
              D     = The per share price on the last day of the period



              A     =               $146,776.33
              B     =                $16,594.99
              C     =              3,711,702.825
              D     =                    $10.67

        Yield       =                      3.98%

                      BENHAM FLORIDA INTERMEDIATE MUNI FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     5/31/98

                                     Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                      P            ERV           N         T
                 ---------------------------------------------------

One Year         $1,000.00     $1,082.00     1.000000     8.20%

Five Year

Ten Year

Inception *      $1,000.00     $1,314.80     4.136893     6.84%

TR = Total return for period   TR=(ERV/P)-1     31.48%

 *Date of Inception:                        4/11/94

                      BENHAM FLORIDA INTERMEDIATE MUNI FUND
                                YIELD CALCULATION
                                    5/31/98

                                Formula: YIELD = 2[(A-B/C*D+1)^6-1]

             A    = Investment income earned during the period
             B    = Expenses accrued for the period (net of reimbursements)
             C    = The average daily number of shares outstanding during the period that were entitled to receive dividends
             D    = The per share price on the last day of the period



             A    =             $107,304.29
             B    =              $12,062.76
             C    =            2,756,342.682
             D    =                  $10.56

        Yield     =                    3.96%

                      BENHAM FLORIDA MUNI MONEY MARKET FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     5/31/98

                                     Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                     P            ERV           N          T
                 -------------------------------------------------

One Year         $1,000.00     $1,033.10    1.000000      3.31%

Five Year

Ten Year

Inception *      $1,000.00     $1,156.90    4.139726      3.58%

TR = Total return for period    TR=(ERV/P)-1       15.69%

 *Date of Inception:                        4/11/94

                             BENHAM FLORIDA MUNI MM
                                YIELD CALCULATION
                                     5/31/98

           Effective Yield:          [(Base Period Return)+1)^365/7]-1

           Base Period Return         =                 0.00062487

           7 Day Effective Yield      =                 3.31%


                              Yield:  = I/B X 365/7

                                   Y  = Yield
                                   I  = total income of hypothetical account
                                        over the seven day period
                                   B  = beginning account value

                                   I  = 0.00062487
                                   B  =      $1.00

                         7 Day Yield  =      3.26%

                        BENHAM TAX FREE MONEY MARKET FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     5/31/98

                                     Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                      P              ERV          N            T
                 --------------------------------------------------

One Year          $1,000.00       $1,037.00     1.000000     3.70%

Five Year         $1,000.00       $1,156.20     5.000000     2.95%

Ten Year          $1,000.00       $1,436.10    10.000000     3.69%

Inception *       $1,000.00       $1,717.80    13.831622     3.99%

TR = Total return for period      TR=(ERV/P)-1              71.78%

 *Date of Inception:                        7/31/84

                          BENHAM TAX FREE MONEY MARKET
                                YIELD CALCULATION
                                     5/31/98

           Effective Yield:          [(Base Period Return)+1)^365/7]-1

           Base Period Return         =                 0.0007483

           7 Day Effective Yield      =                 3.98%


                              Yield:  = I/B X 365/7

                                   Y  = Yield
                                   I  = total income of hypothetical account
                                        over the seven day period
                                   B  = beginning account value

                                   I  = 0.00074830
                                   B  =      $1.00
                         7 Day Yield  =      3.90%

                           BENHAM HIGH YIELD MUNI FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     5/31/98

                                     Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                    P             ERV         N           T
               -------------------------------------------------

One Year

Five Year

Ten Year

Inception *     $1,000.00      $1,018.10    0.167009    11.34%

TR = Total return for period         TR=(ERV/P)-1        1.81%

 *Date of Inception:                        3/31/98

                          BENHAM LIMITED TAX FREE FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     5/31/98

                                     Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                         P             ERV           N           T
                 ----------------------------------------------------

One Year             $1,000.00      $1,057.90     1.000000     5.79%

Five Year            $1,000.00      $1,250.40     5.000000     4.57%

Ten Year

Inception *          $1,000.00      $1,259.90     5.248460     4.50%

TR = Total return for period    TR=(ERV/P)-1                  25.99%

 *Date of Inception:                        3/1/93

                          BENHAM LIMITED TAX FREE FUND
                                YIELD CALCULATION
                                    5/31/98

                                    Formula: YIELD = 2[(A-B/C*D+1)^6-1]

              A     = Investment income earned during the period
              B     = Expenses accrued for the period (net of reimbursements)
              C     = The average daily number of shares outstanding during the period that were entitled to receive dividends
              D     = The per share price on the last day of the period



              A     =               $131,311.47
              B     =                $15,947.58
              C     =              3,736,070.401
              D     =                    $10.16

        Yield       =                      3.67%

        tax-equivalent yield               5.74%

                        BENHAM INTERMEDIATE TAX FREE FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     5/31/98

                                     Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                     P              ERV             N           T
                 --------------------------------------------------

One Year         $1,000.00       $1,076.00      1.000000      7.60%

Five Year        $1,000.00       $1,309.40      5.000000      5.54%

Ten Year         $1,000.00       $1,868.60     10.000000      6.45%

Inception *      $1,000.00       $1,932.10     11.247091      6.03%

TR = Total return for period    TR=(ERV/P)-1                 93.21%

 *Date of Inception:                        3/2/87

                        BENHAM INTERMEDIATE TAX FREE FUND
                                YIELD CALCULATION
                                    5/31/98

                       Formula: YIELD = 2[(A-B/C*D+1)^6-1]

              A     = Investment income earned during the period
              B     = Expenses accrued for the period (net of reimbursements)
              C     = The average daily number of shares outstanding during the period that were entitled to receive dividends
              D     = The per share price on the last day of the period



              A     =               $510,701.46
              B     =                $57,096.04
              C     =             13,057,109.369
              D     =                    $10.52

        Yield       =                      4.00%

        tax-equivalent yield               6.24%

                         BENHAM LONG-TERM TAX FREE FUND
                           AVERAGE ANNUAL TOTAL RETURN
                                     5/31/98

                            Formula: T=(ERV/P)^1/N -1

                 P     =   A hypothetical initial payment of $1,000
                 ERV   =   Ending redeemable value of a hypothetical $1,000
                              payment made at the beginning of the period
                 N     =   Number of years
                 T     =   Average annual total return

                     P             ERV            N           T
                 -------------------------------------------------

One Year         $1,000.00       $1,095.80      1.000000     9.58%

Five Year        $1,000.00       $1,373.20      5.000000     6.55%

Ten Year         $1,000.00       $2,172.20     10.000000     8.07%

Inception *      $1,000.00       $2,200.80     11.247091     7.27%

TR = Total return for period     TR=(ERV/P)-1              120.08%

 *Date of Inception:                        3/2/87

                         BENHAM LONG-TERM TAX FREE FUND
                                YIELD CALCULATION
                                    5/31/98

                       Formula: YIELD = 2[(A-B/C*D+1)^6-1]

              A     = Investment income earned during the period
              B     = Expenses accrued for the period (net of reimbursements)
              C     = The average daily number of shares outstanding during the period that were entitled to receive dividends
              D     = The per share price on the last day of the period



              A     =               $461,562.68
              B     =                $48,045.29
              C     =             10,701,507.965
              D     =                    $10.81

        Yield       =                      4.33%

        tax-equivalent yield               6.76%